SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

This Second Amendment to Pledge and Security Agreement (this “Amendment”) is made and agreed to as of December 22, 2021, by and between FIRST GUARANTY BANCSHARES, INC., a Louisiana corporation (hereinafter called “Pledgor”) and FIRST HORIZON BANK, having its principal office located in Memphis, Tennessee (hereinafter called “Lender”).

Recitals of Fact:

A. Pledgor and Lender have previously entered into a Pledge and Security Agreement dated December 22, 2015, as amended by the First Amendment to Pledge Agreement dated November 7, 2019 (as amended, the “Pledge Agreement”), pursuant to which the Pledgor granted the Lender a lien in certain Pledged Securities (as defined therein).

B. As of the date of this Amendment, Pledgor and Lender are entering into an Amended and Restated Loan Agreement and a Revolving Credit Note and, in connection therewith, are amending the Pledge Agreement as set forth herein.

NOW, THEREFORE, It is agreed that as of the date hereof, Pledgor and Lender have agreed to modify and amend the Pledge Agreement as follows:

Agreements:

1. All terms and conditions of the Pledge Agreement that are not amended herein, and all capitalized terms used but not otherwise defined herein, shall have the meanings given to them in the Pledge Agreement.

2. The term “Loan Agreement”, as used in the first “WHEREAS” clause of the Pledge Agreement, is hereby modified and amended to refer to that certain Amended and Restated Loan Agreement between Lender and Pledgor dated December 22, 2021, as the same may be further modified, amended, renewed, restated, or extended from time to time.

3. Pledgor hereby ratifies and confirms its prior grant of security in the Pledged Securities, as collateral security for the “Obligations”, as defined therein. Section 2 of the Pledge Agreement is hereby modified and amended to read as follows:

2.    Obligations Secured. This Agreement is made, and the security interest created hereby is granted to Lender, to secure full payment and performance of any and all indebtedness and other obligations of Pledgor to Lender, direct or contingent, however evidenced or denominated, and however or whenever incurred, including without limitation (a) indebtedness incurred pursuant to any past, present or future commitment of Lender to Pledgor, including without limitation that certain Thirty-Two Million Five Hundred Thousand Dollar ($32,500,000.00) 2019 Term Loan and that certain Twenty Million Dollar ($20,000,000.00) Revolving Credit Loan governed by the Loan Agreement, and all other indebtedness or obligations of Pledgor or Bank under or evidenced by the Notes, Loan Agreement, and other Loan Documents, as each of them may be amended from time to time and (b) all indebtedness, liabilities, obligations, covenants and duties of Pledgor to the Lender, of every kind, nature and description arising under of in respect of any Lender Product (hereinafter defined) (including arising under or in respect of any guaranty thereof), whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, in each case now existing or hereafter arising (all of the foregoing, collectively, the “Obligations”); except that the indebtedness and other liabilities secured by this Agreement shall not include any indebtedness subject to the disclosure requirements of the Federal Truth-in-Lending Act if at the time such indebtedness is created or incurred, any legally required disclosure of this security interest shall not have been made. As used herein, “Lender Products” means any of the following that the Lender provides, to or enters into with the Pledgor: (i) any deposit, lockbox, Cash Management Services (hereinafter defined), or other cash management agreement, (ii) any Interest Rate Swap, (iii) any credit cards, purchase cards and/or debit cards, and (iv) any other product, service or agreement pursuant to which Pledgor is indebted to the Lender. As used herein, “Cash Management Services” means any services provided from time to time by the Lender to Pledgor in connection with the operating, collections, payroll, trust or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services.

4. All references to the Pledge Agreement in any of the other Loan Documents shall henceforth be deemed to be references to the Pledge Agreement as amended hereby.

Signatures follow.

IN WITNESS WHEREOF, Pledgor and the Lender have executed this Amendment as of the date first written above.

PLEDGOR:

FIRST GUARANTY BANCSHARES, INC.

By: /s/ Alton B. Lewis, Jr.
Printed Name: Alton B. Lewis, Jr.
Title: President and Chief Executive Officer

LENDER:

FIRST HORIZON BANK, a Tennessee banking corporation

By: /s/ R. Chuck Hunt
Printed Name: R. Chuck Hunt
Title: Vice President

[Signature Page to Second Amendment to Pledge and Security Agreement]
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